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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of report: October 16, 2002
              (Date of earliest event reported): September 30, 2002



                             Grant Geophysical, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     333-89863*                76-0548468
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



                                 16850 Park Row
                                Houston, TX 77084
               (Address of Principal Executive Offices) (Zip Code)





       Registrant's telephone number, including area code: (281) 398-9503

*The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

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ITEM 5.  OTHER EVENTS

         EXTENSION TO THE ELLIOTT FACTORING ARRANGEMENT

         On September 30, 2002, the Company completed modifications to the factoring arrangement with Elliott Associates, L.P. ("Elliott"), whereby the term of the arrangement was extended to expire on October 31, 2003. The balance of the factoring arrangement as of October 14, 2002 was $11.7 million and Elliott has indicated to the Company that it will not provide any additional financing to the Company under this arrangement.


DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

         From time to time, information provided by the Company, statements by its employees or information included in written material, such as press releases and filings (including this Form 8-K Current Report) with the Securities and Exchange Commission (including portions of the "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and certain other sections contained in such filings) may contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995.

         Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated, estimated or projected. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

         Among the factors that will have a direct bearing on the Company's results of operations and the oil and gas services industry in which it operates are the effects of rapidly changing technology; the presence of competitors with greater financial resources; operating risks inherent in the oil and gas services industry; regulatory uncertainties; worldwide political stability and economic conditions and other risks associated with international operations, including foreign currency exchange risk; and the Company's successful execution of its strategy and internal operating plans.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c) Exhibits

         Each Exhibit identified below is filed as part of this report

Exhibit No.       Description
-----------       -----------
10.1              Amendment Number Seven to Agreement for Purchase and
                  Assignment of Foreign Accounts Receivable, dated September 30,
                  2002, by and between Grant Geophysical (Int'l), Inc. and its designated affiliates and Elliott Associates L.P.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRANT GEOPHYSICAL, INC.,

Date: October 16, 2002                      By:       /s/ JAMES BLACK
                                               ---------------------------------
                                                         James Black
                                                   Chief Financial Officer
                                                (Principal Financial Officer)


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
10.1              Amendment Number Seven to Agreement for Purchase and
                  Assignment of Foreign Accounts Receivable, dated September 30,
                  2002, by and between Grant Geophysical (Int'l), Inc. and its designated affiliates and Elliott Associates L.P.